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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ORANGE 21 INC.
(Exact name of registrant as specified in its charter)

Delaware	33-0580186
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2070 Las Palmas Drive, Carlsbad, CA 92009
(Address of principal executive offices) (Zip Code)

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.	☐
If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.	☒

Securities Act registration statement file number to which this form relates: 333-119024

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
None	None

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

Common Stock, $0.0001 par value per share
(Title of Class)

Item 1.    Description of Registrant's Securities to be Registered.

In response to this item, incorporated by reference is the description of the Common Stock, $0.0001 par value per share (the "Common Stock"), of Orange 21 Inc. (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) that forms a part of the Registrant's Registration Statement on Form S-1 (File No. 333-119024 filed on September 15, 2004) (the "Registration Statement"), together with the description contained under such caption included in any amendment thereto (including, without limitation, any post-effective amendment filed pursuant to Rule 462(b) of the Securities Act of 1933) and in the form of any final prospectus (the "Prospectus") subsequently filed by the Registrant pursuant to Rule 424(b) or included in any post-effective amendment to the Registration Statement filed pursuant to Rule 462(b) of the Securities Act of 1933, which prospectus is incorporated by reference herein.

Item 2.    Exhibits.

        The following exhibits are filed as a part of this Registration Statement:

Number	Exhibit
3.1	Certificate of Incorporation of the Registrant (in effect) (incorporated herein by reference to Exhibit 3.1 of the Registration Statement).
3.2	Form of Restated Certificate of Incorporation of the Registrant (to be effective upon the date of the Prospectus) (incorporated herein by reference to Exhibit 3.2 of the Registration Statement).
3.3	Bylaws of Registrant (in effect) (incorporated herein by reference to Exhibit 3.3 of the Registration Statement).
3.4	Form of Amended and Restated Bylaws of the Registrant (to be effective upon the date of the Prospectus) (incorporated herein by reference to Exhibit 3.4 of the Registration Statement).
4.1	Form of Stock Certificate (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

        Dated: December 13, 2004.

ORANGE 21 INC.
By	/s/ BARRY BUCHHOLTZ Barry Buchholtz Chief Executive Officer

INDEX TO EXHIBITS

Number	Exhibit
3.1	Certificate of Incorporation of the Registrant (in effect) (incorporated herein by reference to Exhibit 3.1 of the Registration Statement).
3.2	Form of Restated Certificate of Incorporation of the Registrant (to be effective upon the date of the Prospectus) (incorporated herein by reference to Exhibit 3.2 of the Registration Statement).
3.3	Bylaws of Registrant (in effect) (incorporated herein by reference to Exhibit 3.3 of the Registration Statement).
3.4	Form of Amended and Restated Bylaws of the Registrant (to be effective upon the date of the Prospectus) (incorporated herein by reference to Exhibit 3.4 of the Registration Statement).
4.1	Form of Stock Certificate (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).

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SIGNATURE
INDEX TO EXHIBITS